EXHIBIT 10.3


                           SIRCO INTERNATIONAL CORP.

                             1995 STOCK OPTION PLAN


1. Purpose of Plan

      The purpose of this Plan is to enable Sirco International Corp. to compete successfully in attracting, motivating and retaining key employees with outstanding abilities by making it possible for them to purchase shares of the Company's Common Stock on terms which will give them a more direct and continuing interest in the future success of the Company's business.

2. Definitions

      "Board" means the Board of Directors of the Company.

      "Company" means Sirco International Corp., a New York corporation.

      "Directors" means those persons duly elected and serving on the Board who are not Employees.

      "Employees" means employees, including officers, regularly employed on a salary basis by the Company or any Subsidiary.

      "Fair Market Value" means, as of any day, the last sale price on such day on the New York Stock Exchange, or, if the Shares are not then listed or admitted to trading on the New York Stock Exchange, on the American Stock Exchange, or, if the Shares are not then listed or admitted to trading on the American Stock Exchange, on such other principal stock exchange on which such stock is then listed or admitted to trading or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Shares are not then listed or admitted to trading on any stock exchange, the market price for each such business day shall be the last sale price on such day as reported in the National Association of Securities Dealers, Inc., Automated Quotations
System, or if the Shares are not reported on the National Market List, the average of the closing reported bid and asked prices on such day in the over-the counter market, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc., selected by the Company, or if the Shares are not so reported, as determined by the Board of Directors.

      "Incentive Stock Option" means an option granted under this Plan which the Board intends, at the time it is granted, to be an ISO within the meaning of
Section 422 of the Internal Revenue Code; and any provisions elsewhere in this Plan or in any Incentive Stock Option which would prevent such option from being an incentive stock option under such Section of the Internal Revenue Code may be deleted or voided retroactively to the date of grant of the option by action of the Board.

      "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Optionee" means a person to whom an option and/or Stock Appreciation Right has been granted under this Plan which has not expired or been fully exercised or surrendered.

      "Shares" means shares of Common Stock, par value $.10 per share, of the Company.

      "Stock Appreciation Right" means the right of an Optionee, which may be granted to him at or subsequent to the date of grant as part of the terms of his option, to receive a number of Shares or, at the election of the Board, cash, or Shares and cash, based on the increase of the market value of the Shares subject to his option, as more particularly set forth in paragraph (g) of Section 5.

      "Subsidiary" means any corporation that qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Internal Revenue Code, or any similar provision hereinafter enacted.

3. Limits on Options

      (a) The total number of Shares with respect to which options and Stock Appreciation Rights may be granted under this Plan shall not exceed in the aggregate 200,000 Shares. This number shall be appropriately adjusted if the number of issued Shares shall be increased or reduced by change in par value, recapitalization, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like after July 1, 1995. The number of Shares previously optioned or subject to Stock Appreciation Rights and not theretofore delivered and the option prices therefor shall likewise be appropriately adjusted whenever the number of issued Shares shall be increased or reduced by any such procedure after the date or dates on which such Shares were optioned or Stock Appreciation Rights were granted with respect thereto. Shares covered by options which have expired or which have been surrendered or forfeited otherwise than pursuant to the first paragraph of subsection (g)(ii) of Section 5 may again be optioned under this Plan. Shares covered by options which have been surrendered pursuant to the first paragraph of subsection (g)(ii) of Section 5 in connection with the exercise of a tandem Stock Appreciation Right, whether or not the Company elects to settle all or part of its obligation in cash, may not be optioned again under this Plan. Shares received by the Company in payment of all or a portion of the purchase price of Shares issued pursuant to the exercise of any option granted hereunder may again be optioned under this Plan.

      (b) No Incentive Stock Option shall be granted to a Director.

      (c) No Incentive Stock Option shall be granted to any Employee who immediately after such option is granted, owns capital stock of the Company or a Subsidiary possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company or a Subsidiary unless the option price at the time such Incentive Stock Option is granted is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option and such Incentive Stock Option is not exercisable by its terms after the expiration of five years from the date of grant.

      (d) The aggregate Fair Market Value of Shares (determined as of the date of grant) with respect to which Incentive Stock Options which are exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

4. Granting Of Options

      The Board is authorized to grant options (which may be nonqualified options or Incentive Stock Options as the Board specifies) and Stock Appreciation Rights to selected Employees and is authorized to grant options (other than Incentive Stock Options) and Stock Appreciation Rights to Directors pursuant to this Plan beginning July 1, 1995 and in any calendar year thereafter to July 1, 2005, but not thereafter. The number of Shares, if any, optioned in each year or with respect to which Stock Appreciation Rights are granted, the Directors or Employees to whom options and Stock Appreciation Rights are granted, and the number of Shares optioned and Stock Appreciation Rights granted, to each Director or Employee selected shall be wholly within the discretion of the Board, subject only to the limitations prescribed in Section 3.

5. Terms of Stock Options

      Subject to Section 3 hereof, the terms of stock options granted under this Plan shall be as follows:

      (a) The option exercise price shall be fixed by the Board but, in the case of Incentive Stock Options, shall in no event be less than 100% of the Fair Market Value of the Shares subject to the option on the date the option is granted.

      (b) Options shall not be transferable otherwise than by will or by the laws of descent and distribution. No option shall be subject, in whole or in part, to attachment, execution or levy of any kind.

      (c) Each option shall expire and all rights thereunder shall end at the expiration of such period (which shall not be more than ten years) after the date on which it was granted as shall be fixed by the Board, subject in all cases to earlier expiration as provided in subsections (d), (e) and (g) of this
Section 5 in the event of termination of employment, death or the exercise of Stock Appreciation Rights granted in tandem with an option.

      (d) During the lifetime of an optionee, his option shall be exercisable only by him and only while continuously employed by the Company or a Subsidiary, within three months after he ceases to be employed or if disabled (within the meaning of Section 22(e)(3) of the Code), within one year of such disability (but not later than the end of the period fixed by this Board in accordance with the provisions of subsection (c) of this Section 5) if and to the extent the option was exercisable by him on the last day of such employment. Notwithstanding the foregoing, in the event that an optionee shall be terminated for cause, all rights as to any outstanding unexercised and unexpired options or portions thereof shall immediately terminate.

      (e) If an Optionee dies within a period during which his option could have been exercised by him, his option may be exercised within 12 months after his death (but not later than the end of the period fixed by the Board in accordance with the provisions of subsection (c) of this Section 5) by his executors, administrators, legatees or distributees under the laws of descent and distribution, but only if and to the extent the option was exercisable by him immediately prior to his death.

      (f) Subject to the foregoing terms and to such additional or different terms regarding the exercise of the options as the Board may fix at the time of grant, options may be exercised in whole at one time or in part from time to time.

      (g) The Board may include, but shall not be obligated to do so, a Stock Appreciation Right with any option (other than an Incentive Stock Option) granted under this Plan. The terms of each such Stock Appreciation Right shall be as follows:

                 (i) The Stock Appreciation Right shall be exercisable during the period and to the extent, and only during the period and to the extent, the option is exercisable. The Stock Appreciation Right shall expire and all rights thereunder shall end if not exercised upon the exercise of the option.

                 (ii) The Stock Appreciation Right may be granted in conjunction with and in addition to an option or may be granted in tandem with an option. If the Stock Appreciation Right is granted in tandem with an option, it shall entitle the Optionee to surrender to the Company, prior to its exercise, the option or any portion of the option with which the Stock Appreciation Right was included and to receive from the Company in exchange therefor that number of Shares, the cash value thereof or a combination of cash and Shares having an aggregate market value in an amount equal to that determined by multiplying the excess of the Fair Market Value of one Share over the option price per Share fixed by the Board pursuant to subsection (a) of this
           Section 5 by the number of Shares subject to the option, or portion thereof, which is to be delivered to the Company. Notwithstanding the provisions of the immediately preceding sentence, the Company may settle all or part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash, Shares or a combination thereof to the Optionee in an amount equal to the aggregate Fair Market Value of the cash and/or Shares it would otherwise have been obligated to so deliver.

                 If the Stock Appreciation Right is granted in conjunction with and in addition to an option, the Optionee shall, in addition to the exercise of the option, be entitled to receive an amount in cash, Shares or any combination thereof calculated in the same manner as applicable to a Stock Appreciation Right granted in tandem with an option. In such event, the manner of payment of the Stock Appreciation Right shall be within the sole discretion of the Board.

                 (iii) The Board may also reserve the right to terminate any Stock Appreciation Right at any time prior to its exercise and may include or reserve the right to include in any Stock Appreciation Right terms in addition to, but not inconsistent with, the foregoing.

      (h) Unless otherwise provided at the time of grant, no option or Stock Appreciation Right granted hereunder may be exercised prior to the expiration of one year from the date of grant.

6. Reorganization of the Company

      In the event that the Company is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation shall assume the obligations regarding the outstanding options and Stock Appreciation Rights granted under this Plan or shall substitute new options and Stock Appreciation Rights for them, with only such modification in the case of Incentive Stock Options by the successor corporation as may be necessary to continue their status or the status of the substituted options as Incentive Stock Options for purposes of the Internal Revenue Code.

7. Delivery and Payment for Shares

      No Shares shall be delivered upon the exercise of an option until the option price has been paid in full, and if required by the Board, no Shares will be delivered upon the exercise of an option or a Stock Appreciation Right until the optionee has given the Company (a) a satisfactory written statement that he is purchasing the shares for investment and not with a view to the sale or distribution of any of such Shares, and (b) a written agreement not to sell any Shares received upon the exercise of the option or the Stock Appreciation Right or any other Shares of the Company that he may then own or thereafter acquire except either (i) through a broker which is a member of the New York Stock Exchange, another national securities exchange or the National Association of Securities Dealers or (ii) with the prior written approval of the Company. Payment for Shares received pursuant to the exercise of an option may be made either in cash, Shares, or any combination thereof at the election of the Optionee. If payment is made (either in whole or in part) in Shares, the value of the Shares received by the Company shall be the Fair Market Value of such Shares as of the date received by the Company.

8. Continuation of Employment

      Neither this Plan nor any option or Stock Appreciation Right granted hereunder shall confer upon any Employee any right to continue in the employ of the Company or any Subsidiary, confer upon any member of the Board any right to continue on the Board or limit in any respect the right of the Company or any Subsidiary to terminate the employment of any Employee or the service of any member of the Board at any time.

9. Administration

      The Board may make such rules and regulations and establish such procedures as it deems appropriate for the administration of this Plan. The Board may delegate responsibility for administration of this Plan to a committee of the Board (the "Committee") meeting, and acting in accordance with, the requirements of Rule 16b-3 promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Board or the Committee may interpret the Plan, prescribe, amend or rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable, except, in the case of the Committee, as such action may be otherwise expressly reserved in the Plan to the Board. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, treat all or any portion of any period during which an Optionee is on military leave or on an approved leave of absence from the Company or a Subsidiary as a period of employment of such Optionee by the Company or such Subsidiary, as the case may be, for the purpose of accrual of his rights under his option or Stock Appreciations Rights. Any interpretation, determination or other action made or taken by the Board or the Committee shall be final, binding and conclusive, and the decision of the Board or the Committee shall be final and binding upon all parties in interest, including the Company and its shareholders. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

      The Board or the Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

      No member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any option or Stock Appreciation Right awarded under it. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any action or omission to act in connection with this Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the By-Laws of the Company.

10. Reservation of Shares

      Shares delivered upon the exercise of an option or a Stock Appreciation Right shall, in the discretion of the Board, be either Shares heretofore or hereafter authorized and then unissued, or previously issued Shares heretofore or hereafter acquired through purchase in the open market or otherwise, or some of each. The Company shall be under no obligation to reserve or to retain in its treasury any particular number of Shares at any time, and no particular Shares, whether unissued or held as treasury Shares, shall be identified as those optioned under this Plan.

11. Amendment of Plan

      The Board without further action by the shareholders may amend this Plan from time to time as it deems desirable and shall make any amendments which may be required so that options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for purposes of the Internal Revenue Code; provided that no such amendment shall increase the maximum number of Shares for which options may be granted, reduce the minimum option price, extend the option period with respect to any option or Stock Appreciation Right, permit the granting of options after July 1, 2005, increase the amount the holder of a Stock Appreciation Right may receive upon its exercise, permit the granting of options or Stock Appreciation Rights to anyone other than as provided in the Plan, or allow administration of the Plan in a manner violative of Rule 16b-3. The Board may include in the terms of any option otherwise qualifying as an incentive stock option (within the meaning of Section 422 of the Code) a provision that it shall not be an Incentive Stock Option, and, with the consent of the Optionee and to the extent permitted by law, may amend a previously issued option to so provide.

12. Termination of the Plan

      The Board may, in its discretion, terminate this Plan at any terminate prior to July 1, 2005, but such termination shall not deprive Optionees or the holders of Stock Appreciation Rights of their rights under their options or Stock Appreciation Rights.

13. Effective Date

      This Plan shall become effective on July 1, 1995, and options hereunder may be granted at any time on or after that date. However, no option or Stock Appreciation Right may be exercised unless this Plan is approved by a vote of the holders of a majority of the outstanding Shares represented at a meeting of shareholders of the Company held on or within twelve months after the effective date.

14. Compliance With Other Laws and Regulations.

      This Plan, the grant and exercise of options and Stock Appreciation Rights thereunder, and the obligation of the Company to sell and deliver Shares under such options and Stock Appreciation Rights shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Board or the Committee shall determine in its discretion that the listing, registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any Federal or state law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under this Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been affected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board or the Committee. If Shares are not required to be registered, upon exercising all or any portion of an option or Stock Appreciation Right, the Company may require each Optionee as a condition of such exercise, to represent that the Shares are being acquired for investment only and not with a view to their sale or distribution, and shall make such other representations deemed appropriate by counsel to the Company. Stock certificates evidencing unregistered Shares acquired upon exercise of an option or Stock Appreciation Right shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

                  "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in the absence of such registration or an opinion of counsel acceptable to the Company that such transfer will not require registration under the Act."

15. Withholding.

      Where an optionee or other person is entitled to receive Shares pursuant to the exercise of an option, the Company shall have the right to require the Optionee or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to such Shares before delivery to such Optionee or other person of a certificate or certificates representing such Shares.

      Upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition.

      Federal, state or local law may require the withholding of taxes (including income and social security taxes) applicable to gains resulting from the exercise by an Optionee of an option other than an Incentive Stock Option (a "Nonstatutory Option") granted under the Plan. Unless otherwise prohibited by the Stock Option Committee or by applicable law, an Optionee who holds a Nonstatutory Option may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing the Company to withhold from the Shares otherwise issuable to such Optionee as a result of the exercise of such Nonstatutory
Option one or more of such Shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation; or (c) delivering to the Company previously acquired Shares (none of which Shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation. An Optionee's election to pay his or her withholding tax obligation (in whole or in part) by the method described in (b) above is irrevocable once it is made, may be disapproved by the Stock Option Committee and, if made by any director, officer or other person who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, must be made (x) only during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business date following the date of such release or (y) not less than six months prior to the date such Optionee's withholding tax obligation arises in connection with the exercise of the Nonstatutory Option.

16. Name.

      This Plan shall be known as the "Sirco International Corp. 1995 Stock Option Plan."